UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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JAPAN SMALLER CAPITALIZATION FUND, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Japan Smaller Capitalization Fund, Inc.

October 5, 2018

To our Shareholders:
We, the Directors of your Fund, Japan Smaller Capitalization Fund, Inc., are writing to you regarding two proposals to be presented at the upcoming Annual Meeting of Shareholders.
The first proposal relates to the proposed re-election of two current Directors.  The Directors believe both nominees have provided superb service to the Fund, and we urge you to vote FOR their election.
The second matter involves a shareholder proposal requesting the Board to take action to declassify the Board, so that Directors will not serve for three-year elected terms but will instead be subject to election each year.  The Directors unanimously recommend a vote AGAINST the shareholder proposal, for the reasons discussed below and in the attached proxy statement.
These matters are important, and we urge all shareholders to vote as we recommend.  The attached proxy statement contains detailed information regarding our recommendations on both proposals.
Why Your Board of Directors Opposes the Shareholder Proposal
After careful consideration, the Directors have unanimously determined that the proposal to declassify the Board to eliminate staggered three-year elected terms is not in the best interests of the Fund or its shareholders.  Our conclusion is based on the following factors:
•
The current structure, with three-year elected terms, provides stability and continuity so that experienced Directors can effectively oversee the operations of the Fund, including its investment performance.

•
The Board is committed to enhancing long-term shareholder value.  Electing Directors to three-year terms supports their independence and permits them to use their experience to focus on the long-term interests of the Fund and its shareholders.

•
The staggered structure of the three-year terms ensures that there will not be a complete turnover of the Board as a result of a single election.  A complete turnover would result in an abrupt loss of both the Board's institutional memory and its experience overseeing the Fund's investment adviser and the Fund's investments in the Japanese markets.

Japan Smaller Capitalization Fund, Inc.
October 5, 2018

•
Closed-end funds like the Fund differ from operating companies in their governance and federal regulatory requirements.  Arguments used to justify the declassification of operating company boards do not support the shareholder proposal relating to the Fund.

Please see the Board's statement in opposition to the proposal that begins on page 18 of the attached proxy statement for the Board's more detailed analysis of this proposal.
Your vote is important.  Again, we urge you to vote FOR the Fund's nominees for election as Directors (Proposal 1) and AGAINST the shareholder proposal (Proposal 2) by promptly returning the enclosed proxy card.
Sincerely,
The Directors of your Fund
Rodney A. Buck                                          Yutaka Itabashi
David B. Chemidlin                                      Marcia L. MacHarg
E. Han Kim

JAPAN SMALLER CAPITALIZATION FUND, INC.
Worldwide Plaza, 309 West 49th Street
 New York, New York 10019-7316
___________
NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS
 November 20, 2018
___________
TO THE SHAREHOLDERS
OF JAPAN SMALLER CAPITALIZATION FUND, INC.:
TO THE SHAREHOLDERS
 OF JAPAN SMALLER CAPITALIZATION FUND, INC.:
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on Tuesday, November 20, 2018:  The Notice of Annual Meeting of Shareholders and Proxy Statement are available at www.proxy-direct.com/jof-30224.
Notice is hereby given that the 2018 Annual Meeting of Shareholders (the “Meeting”) of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, 28th Floor, New York, New York 10019-7316, on Tuesday, November 20, 2018, at 10:30 a.m. to consider and vote on the following matters:
(1)	the election of two Directors to serve as Class III Directors, to serve for a term of three years and until their successors are duly elected and qualify;
(2)	a shareholder proposal requesting that the Board of Directors take action to declassify the Board of Directors, if properly presented at the Meeting; and
(3)	the transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.
The Board of Directors has fixed the close of business on September 21, 2018 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.
Shareholders are cordially invited to attend the Meeting.  Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose.  The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.
By Order of the Board of Directors
Neil A. Daniele, Secretary
New York, New York
Dated:  October 5, 2018

[This page intentionally left blank]

PROXY STATEMENT
JAPAN SMALLER CAPITALIZATION FUND, INC.
 ___________
2018 ANNUAL MEETING OF SHAREHOLDERS
 November 20, 2018
___________
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2018 Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”), Worldwide Plaza, 309 West 49th Street, 28th Floor, New York, New York 10019-7316, on Tuesday, November 20, 2018, at 10:30 a.m. The approximate mailing date of this Proxy Statement is October 8, 2018.
All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card or otherwise as provided.  Unless instructions to the contrary are marked, proxies will be voted FOR the election of two Class III Directors (Proposal 1) and AGAINST the shareholder proposal requesting the Board to take all steps necessary to reorganize the Board into one class with each Director subject to election each year (Proposal 2).
Any proxy may be revoked at any time prior to the Meeting by giving written notice of the revocation to the Secretary of the Fund at the Fund’s address indicated above, by submitting a subsequently executed proxy or by voting in person at the Meeting.
Only shareholders can attend the Meeting and any adjournment or postponement thereof.  To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the shareholders of record. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification.  Only shareholders of record present in person or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.
The Board of Directors has fixed the close of business on September 21, 2018 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.  Shareholders of record on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.  As of September 21, 2018, the Fund had 28,333,893 outstanding shares of Common Stock, par value $0.10 per share.
The Board knows of no business other than the proposals described in this Proxy Statement to be presented at the Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.
The Fund sends annual and semi-annual reports to shareholders.  The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report succeeding such annual report to shareholders upon request to the Fund at Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316 (or call 1-800-833-0018).  Shareholders may call the number above to obtain directions to the Meeting if they plan to vote in person.
PROPOSAL 1: ELECTION OF DIRECTORS
The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify.  Each year the term of office of one class will expire.  The Class III Director nominees proposed in this Proxy Statement are currently Directors of the Fund.  The other current Directors consist of two Class I Directors and one Class II Director, who serve until the annual meetings of shareholders in 2019 and 2020, respectively, and until their successors are duly elected and qualify.
Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).  Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies.  If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.
Nominees Proposed for Election as Class III Directors
Rodney A. Buck and David B. Chemidlin have been nominated by the Board to serve as Class III Directors for a term expiring at the Annual Meeting of Shareholders to be held in 2021 and until their successors are duly elected and qualify.  Messrs. Buck and Chemidlin have served as Directors of the Fund since 2006.  The nominees have indicated an intention to continue to serve if elected and have consented to being named in this Proxy Statement.

Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying proxy card to cast each vote FOR the election of Messrs. Buck and Chemidlin as Class III Directors.
The Board of Directors knows of no reason why the Class III Director nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.  Messrs. Buck and Chemidlin are not “interested persons” of the Fund within the meaning of the Investment Company Act.  It is currently expected that any such substitute nominee(s) for Messrs. Buck and Chemidlin will similarly not be “interested persons” of the Fund.
The following table contains biographical and other information relating to the nominees for election as Class III Directors of the Fund.
Independent Directors
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Public Director ships Held by the Director
Rodney A. Buck (70)* Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Class III Director and Chairman of the Board	Director since 2006; Chairman of the Board since 2010	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.	One registered investment company consisting of one portfolio	None
David B. Chemidlin (61)* Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Class III Director and Chairman of the Audit Committee	Director and Chairman of the Audit Committee since 2006
Owner and President of AbideWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016; Corporate Controller, Sony Music U.S. Group from 1991-1995.
				One registered investment company consisting of one portfolio	None

*
Each Class III Director is a member of the Audit, Nominating, and Governance and Compliance Committees of the Fund.  Mr. Buck is the Chairman of the Governance and Compliance Committee.  Mr. Chemidlin is the Chairman of the Audit Committee.

**
If each Class III Director nominee is elected by the shareholders and qualifies, he will serve as a Class III Director for a three‑year term expiring at the Annual Meeting of Shareholders to be held in 2021 and until his successor is elected and qualifies or until his earlier resignation or removal.

Information Regarding Other Directors
The following tables contain information about Class I and Class II Directors, whose terms will continue after the Meeting.
Class I Independent Directors
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Public Director ships Held by the Director
E. Han Kim (72)* Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Class I Director	Director since 2010
Everett E. Berg Professor of Business Administration and Director of Mitsui Financial Research Center at Ross Business School, University of Michigan since 1980; Advisor to CEO of Taubman Asia from 2009-2016; Non-executive Chair of the Board of Korea Telecom (KT) from 2009-2014.
				One registered investment company consisting of one portfolio	None

Marcia L. MacHarg (69)* Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Class I Director	Director since 2013
Partner, Debevoise & Plimpton LLP from 1987‑2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College since 2014 and Chair of the Audit Committee of the Board of Trustees since 2016; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.
				One registered investment company consisting of one portfolio	None

*	Each Class I Director is a member of the Audit, Nominating, and Governance and Compliance Committees of the Fund. Ms. MacHarg is the Chairperson of the Nominating Committee.
**	Each Class I Director serves as a Class I Director for a term ending in 2019 and until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Class II Interested Director
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director	Other Public Director ships Held by the Director
Yutaka Itabashi (53)* c/o Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, New York 10019‑7316	President and Class II Director	President and Director since 2013
Senior Managing Director of Nomura Asset Management Co., Ltd. (“NAM”) since 2015;  President and Chief Executive Officer of NAM-U.S.A. and President of Nomura Global Alpha LLC (“NGA”) since 2013; Managing Director of NAM from 2012-2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. (“NFRT”) from 2009-2012.
				One registered investment company consisting of one portfolio	None

*	Mr. Itabashi is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. and NAM.
**	The Class II Director serves as a Class II Director for a term ending in 2020 and until his successor is elected and qualifies or until his earlier resignation or removal.

Information About the Directors’ Experience, Qualifications, Attributes and Skills
The Board believes that each of the Directors (including each nominee) has the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors to serve in such capacity in light of the Fund’s business and structure.  Each Director has a substantial business and professional background and/or board experience that indicate the Director’s ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him or her.  A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of or in a substantial advisory capacity for the Fund and a former fund in the Fund Complex; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.
When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Fund’s business and structure, the Nominating Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set forth above.  In particular, with regard to Mr. Buck, the Board of Directors considered his strong background in the investment management industry, believing in particular that Mr. Buck’s experience as the chief executive officer of an investment advisory firm and chief investment officer of a life insurance holding company is very valuable to the Fund.  Mr. Buck is also currently Chairman of the Dartmouth-Hitchcock Investment Committee, which is responsible for the investment management of sizable endowments and pension funds.  With regard to Mr. Chemidlin, the Board of Directors considered his significant experience, expertise and background with regard to finance, accounting and auditing matters, having been a certified public accountant (CPA) for the past 25 years.  Mr. Chemidlin is the Owner and President of AbideWorks LLC, an accounting and business support services firm, and served as Corporate Controller for Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016 and Corporate Controller for the Sony Music U.S. Group from 1991-1995, working closely with Sony Japan.  With regard to Mr. Kim, the Board of Directors considered his substantial academic and professional background, including his leadership position at the graduate business school at the University of Michigan, his strong background and experience in Asia and his experience in corporate governance matters as a director and consultant for major Korean corporations.  With regard to Ms. MacHarg, the Board of Directors considered her substantial knowledge, expertise and judgment obtained through serving as a partner at a major international law firm for 25 years, her professional accomplishments in a wide variety of complex international legal representations, including her deep experience in investment management matters, and her experience serving on the board of trustees of a major private college.  With regard to Mr. Itabashi, the Board of Directors considered his investment management background, financial skills and Asian investment expertise.
References to the experience, qualifications, attributes and skills of each Director are provided pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Director as having any special expertise or experience, and do not impose any greater duty or liability on any such Director or on the Board.
Leadership Structure and Oversight Responsibilities of the Board of Directors
The Board is responsible for the oversight of the Fund’s operations.  The Board has established a Nominating Committee, a Governance and Compliance Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund.  Each of the Board committees is chaired by an Independent Director.  The Directors have designated Mr. Buck, an Independent Director, to serve as the Chairman of the Board (the “Chairman”).  Mr. Buck has been active in investment management for over 30 years and, as indicated above, previously served as the chief executive officer of an investment advisory subsidiary of a life insurance complex and chief investment officer of the insurance holding company.
The Chairman presides at each Board meeting, establishes the agenda for Board meetings, coordinates with management between Board meetings and acts as the primary liaison between the Independent Directors and Fund management.  The Independent Directors believe that the utilization of an Independent Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Directors regularly meet as a group and the Chairman plays an important role in communicating with Fund management and in identifying matters of special interest to be addressed by Fund management with the Board.  The Chairman may also perform such other functions as may be requested by the Directors from time to time.  Designation as Chairman does not impose on such Director any duties or standards greater than or different from other Directors.
The Board of Directors’ risk management role within the Fund is one of informed oversight.  The Board has emphasized to Fund management the importance of maintaining vigorous risk management policies and procedures.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.  The Governance and Compliance

Committee reviews and makes recommendations to the Board with respect to issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing Fund management.
The Fund’s operations entail a variety of risks including investment risk, counterparty risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity risk and legal, compliance and regulatory risks.  Through processes and procedures implemented by the Fund, Fund management identifies key risks that may affect the Fund and brings these risks to the attention of the Board of Directors at Board meetings, as needed.  The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks.  The Chief Compliance Officer of the Fund and NAM-U.S.A. as well as various personnel of the manager and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Fund’s and such providers’ compliance programs.  For example, the Board reviews annually the Fund’s and service providers’ internal controls with respect to cybersecurity and privacy matters.  In addition, the Audit Committee discusses the Fund’s risk management and controls over financial reporting with the independent registered public accounting firm engaged by the Fund.  The Board reviews valuation policies and procedures.  As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Fund.  The Board reviews its role in overseeing the Fund’s risk management from time to time and may make changes in its discretion at any time.
Additional Information Concerning Directors
Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Governance and Compliance Committee and a standing Nominating Committee, each of which consists of all of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards.  The principal responsibilities of the Audit Committee, the Governance and Compliance Committee and the Nominating Committee are described below.  The Fund has no standing Compensation Committee.
During the fiscal year ended February 28, 2018, the Board of Directors held six meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting.  The Governance and Compliance Committee met as part of each quarterly meeting of the Board of Directors.  The current Directors attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served.  The Independent Directors attended at least 75% of the aggregate number of meetings of each Committee held during the fiscal year.  The Independent Directors retain independent legal counsel to assist them in connection with their duties in considering the Fund’s management and investment advisory contracts between NAM-U.S.A. and its affiliates and for such other legal matters as the Independent Directors request.
Report of the Audit Committee.  The following is a report by the Fund’s Audit Committee issued as of the date of this Proxy Statement regarding the responsibilities and functions of the Audit Committee.
Pursuant to the Audit Committee Charter, as updated and adopted by the Fund’s Board of Directors in March 2015, the Audit Committee’s principal responsibilities are to:  (i) oversee the Fund’s independent accountants and the annual audits of the Fund’s financial statements; (ii) approve all audit engagements, fees and terms for the Fund; (iii) meet with the independent accountants at least annually (in a confidential meeting to the extent determined by the Audit Committee Chairman) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed by the Statement on Auditing Standards No. 114, as amended, and any other communications required to be discussed with the Audit Committee pursuant to applicable laws and regulations; (iv) evaluate the independence and objectivity of the independent accountants, including obtaining a formal written statement delineating all relationships between the independent accountants and the Fund and any service providers consistent with the rules of the Public Company Accounting Oversight Board; and (v) oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent accountants regarding financial reporting.  A copy of the Audit Committee Charter can be found in the “Literature” section of NAM-U.S.A.’s website at http://funds.nomura-asset.com/japan-smaller-capitalization.
The Fund’s Board of Directors has determined that David B. Chemidlin is an “audit committee financial expert” and “independent,” as such terms are defined in Item 3 of Form N-CSR.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.
In connection with the audit of the Fund’s financial statements for its fiscal year ended February 28, 2018, the Audit Committee received written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board from RSM US LLP (“RSM”), the Fund’s independent accountants, and discussed with RSM certain matters required to be discussed by Statement on Auditing Standards No. 114.  At a meeting held on April 19, 2018, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and RSM.  The Audit Committee also discussed with RSM their independence.  Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to shareholders for the fiscal year ended February 28, 2018.
Activities carried out under the Audit Committee Charter include the pre-approval of (a) all auditing services to be provided to the Fund by the Fund’s independent accountants; (b) all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) non-audit services to be provided to the Fund’s manager (and any entity controlling, controlled by or under common control with the manager that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.
Submitted by the Audit Committee of the
 Board of Directors of the Fund
David B. Chemidlin, Chairman
Rodney A. Buck
E. Han Kim
Marcia L. MacHarg
Nominating Committee; Consideration of Potential Director Nominees.  The principal purpose of the Nominating Committee is to identify, evaluate, select, appoint or nominate candidates to fill vacancies among the Independent (i.e., non-interested) Directors of the Fund.  The Committee is also responsible for nominating those Independent Directors to be included as nominees of the Board in the Fund’s proxy materials.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s manager and its affiliates and other principal service providers.  The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group.
The Nominating Committee may consider potential director candidates recommended by Fund shareholders taking into account the same criteria applied to candidates identified by the Nominating Committee.  Candidates must not be “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the Investment Company Act and must qualify as “independent” as defined in the New York Stock Exchange listing standards.  In considering candidates recommended by Fund shareholders, the Committee will take into account the provisions of the Committee’s charter and the objectives of the shareholders in submitting the candidate’s name for consideration and whether or not such objectives are consistent with the interests of all shareholders.  The Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the SEC’s nominee information requirements found in Regulation 14A of the 1934 Act, as amended from time to time.  A copy of the Nominating Committee Charter can be found in the “Literature” section of NAM-U.S.A.’s website at http://funds.nomura-asset.com/japan-smaller-capitalization.
Shareholders recommending potential director candidates to the Nominating Committee must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Nominating Committee’s Chairperson.  Notice to the Nominating Committee’s Chairperson should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.
The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees.  Generally, the Committee meets at least annually to identify and evaluate nominees for Director and to make its recommendations to the Board.  The Committee may meet more frequently if vacancies on the Board occur during a given year.
The Nominating Committee has adopted the following criteria for selecting, and appointing or nominating Independent Directors:
(1) The candidate must not be an “interested person” of the Fund and shall be “disinterested” in terms of both the letter and spirit of the Investment Company Act.
(2) The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.
(3) The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance.  Knowledge of and experience in the Asia Pacific region are desirable attributes.
(4) The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.

(5) At least one Independent Director must qualify as an “audit committee financial expert,” as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.
(6) The candidate should have the ability to attend at least four in-person regular meetings per year and be available to participate by teleconference in meetings of the Committee and periodic special meetings of the Fund which may be called upon short notice.  The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officers employed by the investment managers for the Fund.
(7) The Independent Directors have adopted a policy that Independent Directors may serve up to age 74.  An Independent Director may continue to serve if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria specified above and is able to participate in meetings of the Board of Directors and carry out his or her responsibilities as an Independent Director of the Fund.
The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.  The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating potential director candidates.  Although the Nominating Committee has no specific policy regarding diversity, when considering nominees, the Nominating Committee generally evaluates the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Fund and leadership experience are complementary to the existing Directors’ qualities.
The Nominating Committee met and, after discussion, recommended the re-election of Messrs. Buck and Chemidlin as Class III Directors by the Board and the shareholders of the Fund.  The Nominating Committee may modify its policies and procedures for Director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.
Governance and Compliance Committee.  The principal purpose of the Governance and Compliance Committee is to monitor the procedures of the Board and its Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.  This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The Committee also oversees the Fund’s compliance policies and procedures and those of its service providers adopted pursuant to Rule 38a-1 under the Investment Company Act, including recommending to the Board of Directors the designation of the person to serve as the Fund’s Chief Compliance Officer.  The Committee oversees the annual self-evaluation of the Independent Directors of the Fund and will address matters that the Committee considers relevant to the Independent Directors’ performance.  The Chairman of the Governance and Compliance Committee will also serve as the Chairman of the Board.  A copy of the Governance and Compliance Committee Charter can be found in the “Literature” section of NAM-U.S.A.’s website at http://funds.nomura-asset.com/japan-smaller-capitalization.
Communications with the Board of Directors.  Shareholders may send written communications to the Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to Japan Smaller Capitalization Fund, Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316).  Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder.  Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director.  Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must continue to meet all the requirements of Rule 14a-8, as amended from time to time.  See “Additional Information—Proposals of Shareholders” below.
Director Attendance at Shareholder Meetings.  The Fund has no formal policy regarding director attendance at shareholder meetings.  All of the members of the Board of Directors then in office were present at the Fund’s 2017 Annual Meeting of Shareholders.
Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the 1934 Act requires the officers and directors of the Fund and beneficial owners who own more than 10% of a registered class of the Fund’s equity securities to file reports of beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange.  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.
Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and representations from certain persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.
Compensation of Directors.  For the fiscal year ended February 28, 2018, the Fund paid each Independent Director an annual fee of $17,000 plus $2,000 per in-person meeting attended,

together with such Director’s actual expenses related to attendance at meetings.  In addition, the Fund paid each Independent Director $1,000 per telephone meeting attended.  The Chairman of the Board was paid an additional annual fee of $5,000 and the Chairman of the Audit Committee was paid an additional annual fee of $2,000.  Such fees and expenses for Independent Directors for the fiscal year ended February 28, 2018 totaled $130,525.
The following table sets forth for the periods indicated compensation (not including expense reimbursements) paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:
Name of Director	Aggregate Compensation Accrued as Part of Fund Expenses for its Fiscal Year Ended February 28, 2018	Pension or Retirement Benefits Accrued as Part of Fund Expenses for its Fiscal Year Ended February 28, 2018	Aggregate Compensation from Fund Complex Paid to Directors During the Calendar Year Ended December 31, 2017*
Rodney A. Buck	$32,000	None	$49,500
David B. Chemidlin	29,000	None	46,500
E. Han Kim	26,000	None	43,500
Marcia L. MacHarg	27,000	None	43,500
Yutaka Itabashi	0	None	0

*
In addition to the Fund, the “Fund Complex” included Korea Equity Fund, Inc., which has been subsequently liquidated.  Because the funds in the Fund Complex did not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2017.

Officers of the Fund.  Officers of the Fund are annually elected and appointed by the Directors and hold office during each annual term until they resign, are removed or are otherwise disqualified to serve.  Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Yutaka Itabashi (53)	President and Class II Director	President and Director since 2013
Senior Managing Director of NAM since 2015;  President and Chief Executive Officer of NAM-U.S.A. and President of NGA since 2013;  Managing Director of NAM from 2012-2013; Senior Managing Director of NFRT from 2009-2012.

Maria R. Premole (56)	Vice President	Vice President since 2013	Vice President of NAM-U.S.A. Client Relationship Management since 2017; Vice President and Head of Retail Product Management of NAM-U.S.A. from 2013-2017; Associate of NAM-U.S.A. from 2008-2013.
Neil Daniele (58)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM‑U.S.A. since 2005 and Managing Director of NAM‑U.S.A. since 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009; Corporate Secretary of NAM‑U.S.A. and NGA since 2013.

Amy J. Robles (41)	Treasurer	Treasurer since 2013; Assistant Treasurer from 2011-2013	Executive Director of NAM-U.S.A. since 2015; Controller and Treasurer of NAM‑U.S.A. and Treasurer of NGA since 2013; Vice President of NAM‑U.S.A. from 2009-2015.
Kelly S. Lee (36)	Assistant Treasurer	Assistant Treasurer since 2015	Vice President of NAM-U.S.A. since 2015; Fund Controller at JP Morgan Chase & Co. from 2014-2015; Financial Services Senior at Ernst & Young LLP from 2010-2014.

*	The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.
**	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership.  Information relating to the share ownership by each Director and each Director nominee as of September 30, 2018 is as follows:
Name of Continuing Directors and Nominees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Funds in the Fund Complex Overseen by Directors and Nominee
Continuing Directors
E. Han Kim	$50,001-$100,000	$50,001-$100,000
Marcia L. MacHarg	$10,001-$50,000	$10,001-$50,000
Yutaka Itabashi	None	None
Nominees
Rodney A. Buck	$50,001‑$100,000	$50,001-$100,000
David B. Chemidlin	$0‑$10,000	$0‑$10,000

As of September 30, 2018, the current Directors and officers of the Fund as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of the Fund.  Additionally, the Fund’s investment manager, NAM-U.S.A., owned an aggregate of less than 1% of the outstanding shares of the Fund.  At such date, all of the officers of the Fund as a group (five persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM‑U.S.A. and NAM.
PROPOSAL 2: SHAREHOLDER PROPOSAL REGARDING
 BOARD DECLASSIFICATION
Shareholder Proposal
Kenneth Steiner, whose listed address is 14 Stoner Avenue, 2M, Great Neck, New York 11021, has submitted a proposal for consideration at the Meeting.  If Mr. Steiner or his representative does not properly present this proposal at the Meeting, the proposal will not be submitted to a vote.  Mr. Steiner has advised the Fund that he is the beneficial owner of at least $2,000 of shares of the Fund.
The Board strongly supports the Fund’s classified board structure and believes that this shareholder proposal would not be in the best interests of the Fund.  The Board asks shareholders to consider the Board’s statement in opposition, which follows the shareholder proposal set forth below.  The Board unanimously recommends that shareholders vote AGAINST the shareholder proposal regarding Board declassification set forth below.
Shareholders should be aware that voting on the shareholder proposal, if it is properly presented for shareholder action at the Meeting, would serve only as an advisory vote.  Declassification of the Board would require the Board to approve an amendment to the Fund’s Amended and Restated Bylaws so that each Director is subject to an annual election rather than serving for an elected three-year term.  Approval of the shareholder proposal would not automatically result in the declassification of the Fund’s Board structure.
In accordance with the rules of the SEC, the text of Mr. Steiner’s proposal is printed verbatim from his submission.  Neither the Fund nor the Board is responsible for the contents or accuracy of Mr. Steiner’s proposal.  The text of Mr. Steiner’s resolution and supporting statement is as follows:
“Proposal 2 – Elect Each Director Annually
RESOLVED, shareholders ask that our Company take all the steps necessary to reorganize the Board of Directors into one class with each director subject to election each year.
Although our company can adopt this proposal topic in one-year and the proponent is in favor of a one-year implementation, this proposal allows the option to phase it in over 3-years.
Arthur Levitt, former Chairman of the Securities and Exchange Commission said, ‘In my view it’s best for the investor if the entire board is elected once a year.  Without annual election of each director shareholders have far less control over who represents them.’

Annual elections are widely viewed as a corporate governance best practice.  Annual election of each director could make directors more accountable, and thereby contribute to improved performance and increased company value.
Please vote for this proposal which will enhance the role of shareholders and improve management accountability.
Elect Each Director Annually – Proposal 2”
END OF SHAREHOLDER PROPOSAL
Board of Directors’ Statement in Opposition to the Shareholder Proposal
The current Board structure establishes three classes of Directors with each class serving a staggered three-year term.  After carefully considering the shareholder proposal to declassify the Board, the Board unanimously recommends that shareholders vote AGAINST the proposal.
As discussed in greater detail below, the key reasons for the Board’s recommendation are as follows:
•
The current classified structure has worked well since it was created in 2004 – the structure provides stability and continuity so that experienced Directors can effectively oversee the operations of the Fund, including its investment performance.

•
Registered closed-end funds like the Fund differ significantly from operating companies in terms of the oversight role of directors and ongoing compliance with SEC reporting requirements.  Arguments used to support the declassification of operating company boards do not justify the shareholder proposal relating to the Fund.

•
The Board is committed to enhancing long-term shareholder value.  Electing Directors to three-year terms supports their independence and permits them to use their experience to focus on the long-term interests of the Fund and its shareholders.

•
The staggered structure of the three-year term ensures that there will not be a complete turnover of the Board as a result of a single election.  A complete turnover would result in an abrupt loss of both the Board’s institutional memory and its experience overseeing the Fund’s investment adviser and the Fund’s investments in the Japanese markets.

The following discussion more fully explains the Board’s determination to recommend a vote AGAINST the shareholder proposal.
The Current Board Structure Has Enhanced Board Independence, Stability and Continuity
The Board firmly believes that good governance of the Fund depends primarily upon active and independent directors who are knowledgeable about key aspects of the Fund and its regulatory requirements, and serve as effective overseers of the Fund’s investment adviser and management.  The Fund’s current Directors are experienced, knowledgeable about the Fund and its regulatory requirements and committed to protecting the long-term interests of the Fund’s shareholders.
Further, the Fund’s Directors believe that board continuity and stability may enhance an investment company’s performance.  During 2012 and 2013, the Fund’s Directors held a series of meetings with the Fund’s investment adviser regarding the Fund’s performance.  Following these discussions, the Fund’s investment adviser appointed a new portfolio management team in July 2013 and the Fund’s relative return improved significantly.  For the one, three and five year periods ended June 30, 2018, the Fund’s annual total investment return (based on market value per share, adjusted for dividends and distributions) was 18.05%, 14.49% and 14.84%,1 respectively, and the Fund’s performance in each period ranked second of six funds identified by the Fund’s adviser as having comparable investment objectives.  Past performance is not indicative of future results.
The Board believes that it functions effectively with the stability and continuity provided under its current structure.  The Fund has implemented a number of corporate governance best practices, including the following:
•
The Board is comprised of a substantial majority of Directors (80%) who the Board has determined are independent under NYSE listing rules and not “interested persons” within the meaning of the Investment Company Act.

•	The Board has elected an independent Chairman of the Board.
•	The Board has established a fully independent Audit Committee, Governance and Compliance Committee, and Nominating Committee.

1 Source:  Brown Brothers Harriman & Co.

The Board believes that an abrupt change in a majority of the Board could impact the Fund’s ability to achieve its investment objective or result in a change in its investment policies.  The Board also believes that a classified board:
•	enhances the independence of the independent directors by providing them with an assured minimum term of office (three years) with each election rather than just a 12-month term; and
•
strengthens the Fund’s ability to attract and retain highly qualified directors who are willing to make a multi-year commitment to the Fund and its shareholders and to develop a deep understanding of the Fund.

Investment Companies Differ Significantly From Operating Companies
Investment companies differ from operating companies in many respects.  Further, investment company directors have responsibilities that differ from those of their counterparts at operating companies, particularly relating to the oversight of the external investment advisers that manage the funds.  The classified board structure is widely used by exchange-traded closed-end funds – and the Board believes that arguments made to support the declassification of operating company boards to do not justify the declassification of the board of an SEC-registered and regulated investment company.
Importantly, the operations of an investment company are managed primarily by other parties, such as the investment company’s investment adviser, subject to board oversight. An investment company registered pursuant to the Investment Company Act, like the Fund, is subject to extensive federal regulation with respect to governance and operations, including oversight of the Fund’s service providers and management of conflicts of interest.
The proponent asserts that annual elections are “widely viewed as a corporate governance best practice.”  While declassified boards are prevalent at operating companies, operating companies do not have third-party external investment advisers and are not subject to the same types of conflicts of interest that an independent board of an investment company must oversee.  A classified board structure is used by closed-end registered investment companies, such as the Fund, to ensure continuous and knowledgeable oversight of the company’s investment adviser and deal with conflicts of interest, as required by the Investment Company Act.
Currently, proxy voting guidelines issued by proxy advisory firms, such as Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc., do not make a distinction between investment companies and operating companies for declassification proposals.  If you utilize a proxy advisory firm to advise you on how to vote on such matters, please consider carefully whether any recommendation by that advisory firm with respect to the declassification proposal takes into account the important differences between operating companies and investment companies discussed above.
A Classified Board Provides Better Protection against Transactions by Investors Seeking Short-Term Gains that are Inconsistent with the Fund’s Long-Term Interests
The Fund’s current classified structure has operated in the long-term best interests of the Fund in a sector of investment products where certain investors focused on short-term gain have forced the liquidation of closed-end funds or other actions that may be inconsistent with the interests of long-term investors.
* * *
As noted in the introduction to this proposal, voting on the shareholder proposal, if it is properly presented for shareholder action at the Meeting, would only serve as an advisory vote.  Declassification of the Board will not occur unless the Board approves an amendment to the Fund’s Amended and Restated Bylaws providing that each Director is subject to an annual election rather than serving for a three-year elected term.
After careful consideration, the Fund’s Board of Directors has determined that continuation of the Fund’s classified board structure is appropriate and in the best long-term interests of the Fund and its shareholders.
The Board of Directors unanimously recommends a vote AGAINST Proposal No. 2.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Wells Fargo & Company (“Wells Fargo”) and Wells Capital Management Incorporated (“Wells Capital”) have reported aggregate beneficial ownership of 4,269,245 shares of Common Stock of the Fund as of December 31, 2017.  Wells Fargo is located at 420 Montgomery Street, San Francisco, CA 94104.  Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105.
1607 Capital Partners, LLC (“1607 Capital”) has reported beneficial ownership of 4,252,761 shares of Common Stock of the Fund as of December 31, 2017.  1607 Capital is located at 13 S. 13th Street, Suite 400, Richmond, VA 23219.

Lazard Asset Management LLC (“Lazard”) has reported beneficial ownership of 3,826,202 shares of Common Stock of the Fund as of December 31, 2017.  Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.
RMB Capital Holdings, LLC (“RMB Holdings”) and RMB Capital Management, LLC (“RMB Management”) have reported aggregate beneficial ownership of 2,216,115 shares of Common Stock of the Fund as of December 31, 2017.  RMB Holdings and RMB Management are located at 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.
To the knowledge of the management of the Fund, based on SEC filings as of January 29, 2018, February 14, 2018, February 8, 2018 and February 13, 2018, respectively, the investors named above are the only beneficial owners of more than 5% of the Fund’s outstanding shares as of that date.  No filings on Schedule 13D or 13G have been made with respect to any period subsequent to the last such date, and the share ownership information does not reflect any transactions that may have occurred after such date.
Name of Beneficial Owner	Shares of Common Stock of the Fund Beneficially Owned	Percent of Common Stock of the Fund Beneficially Owned
Wells Fargo & Company and Wells Capital Management Incorporated	4,269,245*	15.07%*
1607 Capital Partners, LLC	4,252,761*	15.01%*
Lazard Asset Management LLC	3,826,202*	13.50%*
RMB Capital Holdings, LLC and RMB Capital Management, LLC	2,216,115*	7.82%*

*	As of December 31, 2017.

ADDITIONAL INFORMATION
Expenses and Methods of Proxy Solicitation
The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund.  The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.  In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone.  The Fund has retained AST Fund Solutions, LLC (“AST”), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for an estimated fee of $60,000, together with reimbursement of such firm’s expenses.  AST is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.

Independent Accountants’ Fees
The SEC’s auditor independence rules require the Fund’s Audit Committee to pre-approve:  (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.
The following table sets forth the aggregate fees paid to RSM for the Fund’s fiscal years ended February 28, 2018 and February 28, 2017 for professional services rendered for:  (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; and (ii) all non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund.
Fiscal Year End	Audit Fees Charged to the Fund	Audit Related Fees	Tax Fees	All Other Fees
February 28, 2018	$49,764	$0	None	None
February 28, 2017	$45,240	$0	None	None

A representative from RSM is expected to be present in person or by telephonic conference call at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.
Voting Requirements
The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.  If, by the time scheduled for the Meeting, a quorum of the Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.  No additional notice, other than announcement at the Meeting, will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.
All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions of the proxies; if no direction is indicated, the shares will be voted FOR the election of two Class III Director nominees

(Proposal 1), and AGAINST the shareholder proposal to declassify the Board (Proposal 2).  Provided that a quorum has been established at the Meeting, approval of the election of two Class III Directors to the Board (Proposal 1) requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon, in person or by proxy, and approval of the shareholder proposal to declassify the Board (Proposal 2) and any routine matter which may properly come before the Meeting requires approval of a majority of the votes cast at the Meeting, in person or by proxy.
Broker Non-Votes and Abstentions
The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to cast their votes on the proposals to be presented to the Meeting.  The Fund understands that under applicable rules, broker-dealers may, without instructions from such customers or clients, grant authority to the proxies designated by the Fund to vote on certain matters to be considered if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.  Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.
The shares as to which the proxies are designated and granted authority by broker‑dealer firms to vote on the proposals to be considered at the Meeting, the shares as to which broker‑dealer firms have declined to vote (“broker non‑votes”), as well as the shares as to which proxies are returned by record shareholders but which are marked “abstain” on any proposal will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists.  Abstentions and broker non‑votes will not be counted as votes cast.  Therefore, abstentions and broker non-votes will have the same effect as a vote against the election of Director nominees (Proposal 1).  Abstentions and broker non-votes will have no effect on the vote required to approve the shareholder proposal to declassify the Board (Proposal 2).
Other Matters
With regard to any other business matters that may properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.
Address of the Manager and the Investment Adviser
The address of NAM-U.S.A. is Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.  The address of NAM is 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Proposals of Shareholders
Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund, which is expected to be held in November 2019, must be received by the Fund for inclusion in its Proxy Statement and form of proxy relating to that meeting by June 7, 2019.  Written proposals with regard to the Fund should be sent to the Secretary of the Fund, Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316.
Shareholders wishing to present proposals at the next annual meeting of shareholders of the Fund that they do not wish to be included in the Fund’s proxy statement and form of proxy must send written notice of such proposals to the Secretary of the Fund, Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, and such notice must be received by the Secretary no sooner than June 7, 2019 and no later than July 8, 2019 in the form and containing the information prescribed from time to time in the Fund’s Bylaws.
By Order of the Board of Directors
Neil A. Daniele, Secretary
New York, New York
 Dated:  October 5, 2018

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
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VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY

JAPAN SMALLER CAPITALIZATION FUND, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 20, 2018

This Proxy is solicited on Behalf of the Board of Directors. The undersigned shareholder of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the "Company"), hereby appoints Neil A. Daniele and Maria R. Premole as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 309 West 49th Street, 28th Floor, New York, New York, on Tuesday, November 20, 2018, at 10:30 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the election of the nominees for director (Proposal 1) and "AGAINST" the Shareholder proposal (Proposal 2) and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

JOF_30224_100318

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CLASS III DIRECTOR NOMINEES.

	FOR	WITHHOLD
01. Rodney A. Buck	☐	☐
02. David B. Chemidlin	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 2.

3. In the discretion of such proxies, upon other business as may properly come before the meeting or any adjournments or postponements thereof.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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XXXXXXXXXXXXXX JOF 30224 M XXXXXXXX